SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: December 3, 1997





                         AMERICAN FINANCIAL GROUP, INC.
               (FORMERLY AMERICAN FINANCIAL GROUP HOLDINGS, INC.)

                       Incorporated under the laws of Ohio




Commission File No. 001-13653         IRS Employer Identification No. 31-1544320




                 One East Fourth Street, Cincinnati, Ohio 45202
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              (Address of Principal Executive Offices) (Zip Code)




                                 (513) 579-2121
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              (Registrant's Telephone Number, Including Area Code)









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Item 5.  Other Events.

           This report is made pursuant to Rule 12g-3 to reflect the position of the Registrant as successor issuer to American Financial Group, Inc., now known as AFC Holdings Company, and American Financial Enterprises, Inc. The Common Stock of AFC Holdings Company was listed on the New York Stock Exchange and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The Common Stock of American Financial Enterprises, Inc. was listed on the Pacific and Chicago Stock Exchanges and also registered pursuant to Section 12(b) of the Exchange Act.

           The succession took place by means of merger transactions whereby all equity securities of AFC Holdings Company were exchanged for Common Stock of the Registrant. Common Stock of American Financial Enterprises, Inc. not exchanged for cash, was also exchanged for Common Stock of the Registrant.

           The Common Stock of the Registrant, American Financial Group, Inc., has been listed on the New York Stock Exchange and registered pursuant to
Section 12(b) of the Exchange Act pursuant to Form 8-A filed with the Commission on November 26, 1997 and made effective December 1, 1997.

           See attached News Release regarding the above-described mergers and certain other matters.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

               99  News Release dated December 2, 1997.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        American Financial Group, Inc.



                                        BY:   /s/James C. Kennedy
                                              ----------------------------------
                                               James C. Kennedy
                                               Secretary
Signed:  December 3, 1997